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                                                                    Exhibit 10.2










                     AMENDED AND RESTATED PUT/CALL AGREEMENT

                                      Among

                            The Cypress Group L.L.C.,

                             TPG Partners II, L.P.,

                                  Nazem, Inc.,

                          The Other Signatories Hereto

                                       And

                          Genesis Health Ventures, Inc.

                                      Dated

                                November 15, 1999








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                     AMENDED AND RESTATED PUT/CALL AGREEMENT

         AMENDED and RESTATED PUT/CALL AGREEMENT, dated as of November 15, 1999 (this "Agreement"), among The Cypress Group L.L.C., a Delaware limited liability company ("Cypress"), TPG Partners II, L.P., a Delaware limited partnership ("TPG"), Nazem, Inc., a Delaware corporation ("Nazem" and, together with Cypress and TPG, the "Sponsors"), the other signatories hereto, and Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis").

                                   WITNESSETH

         WHEREAS, Genesis and the Sponsors or their affiliated investment funds own all of the issued and outstanding common stock, par value $.01 per share (the "Common Stock") of Genesis ElderCare Corp., a Delaware corporation ("Parent").

         WHEREAS, on October 9, 1997, Genesis and the Sponsors entered into a Put/Call Agreement (the "Original Put/Call Agreement") related to the Common Stock.

         WHEREAS, the parties hereto desire to amend and restate the Original Put/Call Agreement.

         NOW, THEREFORE, in consideration of the mutual covenant and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the following meanings:

         "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

         "Agreement" is defined in the preamble hereto.

         "Business Day" means any day other than a Saturday, Sun day or other day on which commercial banks in the City of New York are authorized or required by laws to close.

         "Call Option" means the collective reference to the options granted pursuant to Section 2.1.

         "Call Optionee" means each Person who is or becomes a signatory hereto if such Person owns Common Stock subject to the Call Option on the Notification Date.

         "Call Option Exercise Price" is defined in Section 2.1(a).

         "Common Stock" is defined in the recitals hereto.


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         "Common Stock Transferee" means each Person other than an Affiliate of
Genesis who acquires shares of Common Stock from a Sponsor or an Affiliate of a Sponsor or any other Common Stock Transferee.

         "Cypress" is defined in the preamble hereto.

         "Exercise Date" means the date specified for the closing of the exercise of the Call Option, as set forth in a notice given pursuant to Section 2.1(b).

         "Genesis" is defined in the preamble hereto.

         "Nazem" is defined in the preamble hereto.

         "Notification Date" means the date notification is given by Genesis under the Call Option in accordance with Section 2.1(b).

         "Parent" is defined in the recitals hereto.

         "Person" means any individual, corporation, partnership, joint venture, trust, business, unincorporated organization or other entity.

         "Sponsors" is defined in the preamble hereto.

         "Stockholders Agreement" means the Stockholders Agreement, dated October 9, 1997, among Cypress, Genesis, Nazem, Parent, and TPG, as amended.

         "TPG" is defined in the preamble hereto.

                                   ARTICLE II

                                   CALL OPTION

         Section 2.1       Call Option

         (a) On the terms and subject to the conditions set forth herein, each Sponsor, each Affiliate of a Sponsor owning Common Stock, and each Common Stock Transferee hereby grants to Genesis an irrevocable option exercisable beginning on the date hereof and ending on the tenth anniversary of the date hereof, to purchase (and, upon exercise of such Call Option in accordance herewith, each such Person irrevocably agrees to sell to Genesis), all, but not less than all, of the Common Stock owned by such Person on the Notification Date; provided, that Genesis shall be entitled to exercise the Call Option with respect to shares owned by any Call Optionee on the Notification Date only if Genesis shall exercise the Call Option with respect to shares of Common Stock owned by each other Call Optionee on the Notification Date. The aggregate purchase price with respect to all the shares of Common Stock subject to the Call Option shall be equal to Two Million Dollars, subject to adjustment pursuant to Section 5.1(c) (the "Call Option Exercise Price"). The Call Option Exercise Price shall be paid in cash. The consideration to be paid for each share of Common Stock shall equal the Call Option Exercise Price

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divided by the aggregate number of shares of Common Stock subject to the Call
Option on the Exercise Date.

         (b) Genesis shall give each Call Optionee written notice of exercise of the Call Option no less than 60 days prior to the Business Day specified in such notice for exercise of the Call Option. A notice of exercise of the Call Option shall irrevocably commit Genesis and each Call Optionee to the purchase and sale of the Common Stock in accordance with the Call Option. The closing of the Call Option shall take place as provided in Article III.

                                   ARTICLE III

                                     CLOSING

         Section 3.1 Payment of the Option Price. The closing of the purchase of Common Stock pursuant to the exercise of the Call Option as provided in
Section 2.1 shall take place on the Exercise Date. At the closing, Genesis shall deliver cash in immediately available funds to, or upon the order of, each Call Optionee against delivery of certificates representing the shares of Common Stock sold by such Call Optionee, duly endorsed in blank or accompanied by duly executed stock powers.

         Section 3.2 Time and Place of Closing . The closing of the purchase of the Common Stock shall be held at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania, 19103 on the Exercise Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Representations and Warranties of the Parties. Each of Cypress, TPG, Nazem and Genesis represents and warrants as follows:

         (a) This Agreement has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms hereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity; and

         (b) The execution and delivery of this Agreement by such Person does not, and the performance by it and its Affiliates of its and their obligations under this Agreement will not, violate, conflict with or constitute a breach of, or a default under, any material agreement, indenture or instrument to which such Person is a party or which is binding on such Person, and will not result in the creation of any lien on, or security interest in, any of the assets of such Person.

         Section 4.2 Representations and Warranties of Genesis. Genesis represents and warrants to the Sponsors as follows:


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         (a) No consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body is required on the part of Genesis for the execution, delivery and performance of this Agreement.

         (b) As of the Exercise Date there will be no action or proceeding or investigation pending or, to the best knowledge of Genesis, threatened against Genesis or any of its subsidiaries which, if determined adversely could adversely affect the consummation of the transactions contemplated by this Agreement. There are no actions or proceedings challenging or seeking to restrain, materially limit or prohibit the consummation of the transactions contemplated hereby.

         (c) No state takeover statute or similar statute or regulation applies, purports to apply or will, following the occurrence of any event contemplated hereby or otherwise, apply to the transactions contemplated by this Agreement.

         Section 4.3 Representations and Warranties of the Sponsors. Each of the Sponsors represents and warrants to Genesis as follows:

         (a) On the Exercise Date, such Person and its Affiliates, if any, owing Common Stock will have good and valid title to the shares of Common Stock owned by it, free and clear of all liens, encumbrances, equities and claims (other than the Call Option).

         (b) No consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body will be, as of the Exercise Date, required on the part of such Person or any of its Affiliates owning Common Stock for the valid sale and delivery of the Common Stock then owned by such Person or any of its Affiliates to Genesis as contemplated herein.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         Section 5.1 Further Assurances.

         (a) Subject to the terms and conditions hereof, Genesis and each Person then subject to the Call Option agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, reasonably promptly the transactions contemplated by this Agreement.

         (b) Promptly following the Notification Date, Genesis and each Person then subject to the Call Option shall prepare and file all applications and other notices required in connection with, and use their best efforts to obtain promptly and comply with all conditions contained in, all necessary regulatory approvals and any other consent, approval or other actions by, or notice to or registration or filing with, any governmental or administrative agency or authority required or necessary to be made, obtained or complied with, as the case may be, by any such Person in connection with the performance of the transactions contemplated by this Agreement, including without limitation any premerger notifications pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). Genesis agrees (i) to enter into with the Federal Trade Commission and/or the Department of Justice such decrees,

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consent orders and/or hold separate undertakings, and (ii) to effectuate any divestitures, in each case involving assets or operations of either Parent or Genesis or its Affiliates or both, as may be necessary in order to enable Genesis to purchase, as soon as practicable following the Notification Date and in any event no later than the Exercise Date, the Common Stock subject to the Call Option.

         (c) Genesis agrees to pay the Call Optionees' reasonable expenses (including attorney fees) in connection with the transactions contemplated by this agreement. Genesis shall be permitted to deduct, up to a maximum aggregate amount of $200,000, the reasonable expenses paid pursuant to this Section 5.1(c) from the Call Option Exercise Price upon exercise of the Call.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1       Notices

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or by telecopier (with a confirmed receipt thereof), and on the next Business Day when sent by overnight courier service, to any Common Stock Transferee at the address of such Person, set forth on the Joinder hereto executed by such Person (the form of which is attached hereto as Exhibit "A") pursuant to the Stockholders Agreement or to Cypress, TPG, Genesis or Nazem at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to Cypress, to:

                           The Cypress Group L.L.C.
                           65 East 55th Street - 19th Floor
                           New York, NY 10022
                           Attention:       William L. Spiegel
                           Telecopier:      (212) 705-0199

                           with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017
                           Attention:       William E. Curbow, Esquire
                           Telecopier:      (212) 455-2502


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                  (b)      if to TPG, to:

                           TPG Partners II, L.P.
                           201 Main Street - Suite 2420
                           Fort Worth, TX 76102
                           Attention:       Karl I. Peterson
                           Telecopier:      (817) 871-4010

                           with a copy to:

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza
                           New York, NY 10006
                           Attention:       Paul J. Shim, Esquire
                           Telecopier:      (212) 225-3999

                  (c)      if to Genesis, to:

                           Genesis Health Ventures, Inc.
                           101 East State Street
                           Kennett Square, PA 19348
                           Attention:       Ira C. Gubernick, Esquire
                           Telecopier:      (610) 444-3365

                           with a copy to:

                           Blank Rome Comisky & McCauley LLP
                           One Logan Square
                           Philadelphia, PA 19103
                           Attention:       Stephen Luongo, Esquire
                           Telecopier:      (215) 569-5555

                  (d)      if to Nazem, to:

                           Nazem, Inc.
                           645 Madison Avenue
                           New York, NY 10022
                           Attention:       Fred Nazem
                           Telecopier:      (212) 371-2150


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                           with a copy to:

                           Bartoma Corporation, N.V.
                           Fokkerweg 26 - Suite 12
                           Curacao, Netherlands Antilles
                           Attention:       Marleen Janssen
                           Telecopier:      5999-465-39-07

         Section 6.2 Severability. In the event any provision hereof is held void or unenforceable by any court, then such provision shall be severable and shall not affect the remaining provisions hereof.

         Section 6.3 Entire Agreement. This Agreement (including the documents and instruments referred to herein) embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof and thereof.

         Section 6.4 Amendment and Modification. This Agreement may be amended, modified or supplemented only by a written agreement signed by Genesis and each other Person then subject to the Call Option. Any waiver or failure to insist upon strict compliance with any obligation, agreement or condition herein shall not operate as a waiver of, or estoppel with respect to, any such subsequent or other failure.

         Section 6.5 Assignment; Binding on Transferees. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Cypress and TPG may assign any of their rights and obligations hereunder to any of their respective Affiliates owning capital stock of Parent. Neither Genesis nor Nazem may assign any of its rights and obligations hereunder to any Person without the written consent of Cypress and TPG, acting jointly, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provision, Genesis may assign any of its rights and obligations hereunder to any of its Affiliates and may assign its rights hereunder pursuant to any security agreement or pledge agreement entered into for the benefit of its senior lenders without the written consent of Cypress and TPG.

         Section 6.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.


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         Section 6.7 Headings. This article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.9 Specific Performance; Remedies. The parties hereto each acknowledge that, in view of the uniqueness of the transactions contemplated hereby, the other parties would not have an adequate remedy at law for money damages if this Agreement has not been performed in accordance with its terms. Each party therefore agrees that the other parties shall be entitled to specific performance of the terms hereof. Any such remedy shall be in addition to any other remedy that may be available at law or in equity.

         Section 6.10 Submission to Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably submits in any legal action or proceeding relating to or arising out of this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the jurisdiction of the United States District Court for the Southern District of New York, and appellate courts thereof. Each of the parties hereto further: (i) consent that any such action or proceeding may be brought in such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 6.1 or at such other address of which such party shall have given notice pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         Section 6.11 WAIVERS OF ANY JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         Section 6.12 SUBORDINATION. THE RIGHTS OF THE SPONSORS, THE AFFILIATES OF THE SPONSORS EXECUTING THIS AGREEMENT AND THE COMMON STOCK TRANSFEREES (THE "SUBORDINATED PARTIES") HEREUNDER ARE SUBORDINATED AND LIMITED AS PROVIDED IN THE STOCKHOLDERS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE PAYMENT OBLIGATIONS OF GENESIS UNDER THIS AGREEMENT ARE EXPRESSLY SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE SENIOR OBLIGATIONS (AS SUCH TERM IS DEFINED IN THE STOCKHOLDERS AGREEMENT). THE STOCKHOLDERS

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AGREEMENT IS AND SHALL BE BINDING UPON EACH OF THE SUBORDINATED PARTIES AND EACH
ASSIGNEE OF ANY OF THE RIGHTS OF THE SUBORDINATED PARTIES.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                                  THE CYPRESS GROUP L.L.C.



                                  By:__________________________

                                  Name:________________________

                                  Title:_______________________



                                  TPG PARTNERS II, L.P.
                                  By:      TPG GenPar II, L.P.
                                  By:      TPG Advisors II, Inc.



                                  By:__________________________

                                  Name:________________________

                                  Title:_______________________


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                  NAZEM, INC.




                                  By:__________________________

                                  Name:________________________

                                  Title:_______________________



                                  GENESIS HEALTH VENTURES, INC.




                                  By:__________________________

                                  Name:________________________

                                  Title:_______________________




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         The foregoing provisions of this Agreement applicable to Affiliates of
Sponsors owning Common Stock shall be binding upon and inure to the benefit of the undersigned.

                                  Affiliates of The Cypress Group L.L.C.

                                  CYPRESS MERCHANT BANKING PARTNERS L.P.
                                  By:      Cypress Associates L.P.
                                  By:      The Cypress Group L.L.C.


                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________


                                  CYPRESS OFFSHORE PARTNERS L.P.
                                  By:      Cypress Associates L.P.
                                  By:      The Cypress Group L.L.C.


                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________


                                  Affiliates of TPG Partners II, L.P.

                                  TPG PARALLEL II, L.P.
                                  By:      TPG GenPar II, L.P.
                                  By:      TPG Advisors II, Inc.


                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________



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                                  TPG INVESTORS II, L.P.
                                  By:      TPG GenPar II, L.P.
                                  By:      TPG Advisors II, Inc.


                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________



                                  TPG MC COINVESTMENT L.P.
                                  By:      TPG GenPar II, L.P.
                                  By:      TPG Advisors II, Inc.



                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________



                                  Affiliate of Nazem

                                  Genesis ElderCare Portfolio K, LP
                                  By:      Healthworth Associates I, L.L.C.



                                  By:__________________________________

                                  Name:________________________________

                                  Title:_______________________________





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EXHIBIT A

                                                      Joinder


         The undersigned hereby agrees that the provisions of the Amended and Restated Put/Call Agreement attached hereto applicable to Common Stock Transferees, Call Optionees or Persons subject to the Call Option shall be binding on, and inure to the benefit of, the undersigned in accordance with the terms thereof.

         The address for notices or other communications to the undersigned under the Amended and Restated Put/Call Agreement is:

                                    [                                 ]
                                    [                                 ]
                                    [                                 ]
                                    Attention:
                                    Telecopier:

                                            [                         ]
                                            _____________________________
                                            Title:








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